                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                        Date of Report: February 26, 2003

                         World Health Alternatives, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Florida                        333-84934                 04-3613924
(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
     Incorporation)                                          Identification No.)

                            300 Penn Center Boulevard
                         Pittsburgh, Pennsylvania 15235
               (Address of principal executive offices) (Zip code)

                                  412-829-7800
              (Registrant's telephone number, including area code)

                             All correspondence to:
                          Brenda Lee Hamilton, Esquire
                        Hamilton, Lehrer and Dargan, P.A.
                          2 East Camino Real, Suite 202
                            Boca Raton, Florida 33432
                             561-416-8956 Telephone;
                             561-416-2855 Facsimile

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

World Health Alternatives, Inc. is referred to herein as "the Company", "us", or
"we".

Item 1. Changes In Control
On February 20, 2003, we completed our acquisition of 100% of the outstanding common stock of Better Solutions, Inc. from its two shareholders, Marc D. Roup and Richard E. McDonald, in exchange for newly issued shares of our common stock. As a result of the transaction:
     o    Better Solutions, Inc. became our wholly owned subsidiary;
     o    Our previous officers and directors, Edward Siceloff and Joseph Prugh, resigned all positions they held with us;
     o    Richard E. McDonald became our President, Principal Financial Officer,
          Principal Accounting Officer, and Chairman of the Board of Directors;
     o    Marc D. Roup became our Chief Executive Officer and Director;
     o    We issued 16,500,000 shares of our common stock, which represents approximately 41% of our common stock, to Richard E. McDonald;
     o    We issued 16,500,000 shares of our common stock, which represents approximately 41% of our common stock, to Marc D. Roup;
     o    As a result of the issuance of an aggregate amount of 33,000,000 shares of stock to Marc D. Roup and Richard E. McDonald, a change in the voting control of our common stock occurred;
     o    Edward Siceloff, our prior president and director, retired 39,500,000 of the 40,003,000 shares held by him after which he held 503,000 shares of our common stock;
     o    Joseph Prugh, our prior director, retired 8,000,000 of the 8,006,000 shares held by him after which he held 6,000 shares of our common stock;
     o    Better Solutions, Inc.'s medical staffing business became integrated into our business.

As an inducement for the shareholders of Better Solutions, Inc. to enter into the agreement for us to acquire Better Solutions, Inc., on December 27, 2002,
Barry Gewin, the holder of 850,000 shares of our common stock, entered into an agreement with Better Solutions, Inc., whereby Barry Gewin agreed to subject his shares of our common stock to a lock up agreement. Barry Gewin agreed to sell the 850,000 shares of our common stock held by him only, as follows:
a. For the first full calendar month after we complete the acquisition of Better
Solutions, Inc., Barry Gewin is allowed to sell 250,000 shares of our common stock at his discretion. b. Beginning the period from the second month after we complete the acquisition of Better Solutions, Inc., and until the expiration of the sixth month, during each respective month of this period, Barry Gewin is allowed to sell our common stock held by him at his discretion up to an amount not to exceed twenty five (25) percent of the prior calendar month's trading volume as reported by the OTCBB. c. After expiration of the sixth month after we complete the acquisition of Better Solutions, Inc., Barry Gewin can sell the shares of our common stock as he deems fit pursuant to the agreement.

As an inducement for the shareholders of Better Solutions, Inc. to enter into the agreement for us to acquire Better Solutions, Inc., on December 27, 2002,
Tommi Ferguson, the holder of 750,000 shares of our common stock, entered into an agreement with Better Solutions, Inc., whereby Tommi Ferguson agreed to subject her shares of our common stock to a lock up agreement. Tommi Ferguson agreed to sell the 750,000 shares of our common stock held by her only as follows:
a. For the first full calendar month after we complete the acquisition of Better
Solutions, Inc., Tommi Ferguson is allowed to sell 250,000 shares of our common stock at her discretion. b. Beginning the period from the second month after we complete the acquisition of Better Solutions, Inc., and until the expiration of the sixth month, during each respective month of this period, Tommi Ferguson shall be allowed to sell our common stock held by her at his discretion up to an amount not to exceed twenty five (25) percent of the prior calendar month's trading volume as reported by the OTCBB. c. After expiration of the sixth month after we complete the acquisition of Better Solutions, Inc., Tommi Ferguson can sell the shares of our common stock as she deems fit pursuant to the agreement.

We are filing our updated financial statements reflecting the business of Better
Solutions, Inc. in this 8K under Item 7. below.

Item 2. Acquisition Or Disposition Of Assets
Not Applicable.

Item 3. Bankruptcy or Receivership
Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant
Not Applicable.

Item 5. Other Events and Regulation FD Disclosure
Not Applicable.

Item 6. Resignations of Registrant's Directors
Not Applicable.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

                          BETTER SOLUTIONS INCORPORATED

                              FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                TABLE OF CONTENTS

Independent Auditor's Report................................................. 1

Financial Statements:

     Balance Sheets at December 31, 2002 and 2001............................ 2

     Statements of Income for the years ended December 31, 2002 and 2001..... 3

     Statements of Changes in Shareholders' Equity for the years ended
     December 31, 2002 and 2001.............................................. 4

     Statements of Cash Flows for the years ended December 31, 2002 and 2001. 5

Notes to Financial Statements.............................................. 6-8

                               DaszkalBolton LLP
                          Certified Public Accountants

Michael I. Daszkal, CPA, P.A.                     2401 N.W. Boca Raton Boulevard
Jeffery A. Bolton, CPA, P.A.                                Boca Raton, FL 33431
Timothy R. Devlin, CPA, P.A.                                     t: 561.367.1040
Michael S. Kridel, CPA, P.A.                                     f: 561.750.3236
Marjorie A. Horwin, CPA, P.A.                              www.daszkalbolton.com

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders
Better Solutions Incorporated

We have audited the accompanying balance sheets of Better Solutions Incorporated as of December 31, 2002 and 2001, and the related statements of income, changes in shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Better Solutions Incorporated at December 31, 2002 and 2001, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/DASZKAL BOLTON LLP

Boca Raton, Florida
February 12, 2003

BETTER SOLUTIONS INCORPORATED
BALANCE SHEETS
DECEMBER 31, 2002 AND 2001

                                                    2002                 2001
                                                 ----------          ----------
           ASSETS

Current assets:
    Cash and cash equivalents                    $   64,864          $    5,802
    Accounts receivable                             157,957             166,736
    Other current assets                                515               2,876
                                                 ----------          ----------
           Total current assets                     223,336             175,414
                                                 ----------          ----------
Property, plant and equipment, net                   43,360              16,379
                                                 ----------          ----------
           Total assets                          $  266,696          $  191,793
                                                 ==========          ==========

           LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Accounts payable                             $   38,720          $    4,049
    Accrued liabilities                              40,222              87,012
    Income taxes payable                             27,000              33,737
                                                 ----------          ----------
           Total current liabilities                105,942             124,798
                                                 ----------          ----------
Shareholders' equity:
    Common stock, no par value per share;
      1,000,000 shares authorized, 20,000
      shares issued and outstanding                  15,858                 200
    Retained earnings                               144,896              66,795
                                                 ----------          ----------
           Total shareholders' equity               160,754              66,995
                                                 ----------          ----------
           Total liabilities
              and shareholders' equity           $  266,696          $  191,793
                                                 ==========          ==========

                 See accompanying notes to financial statements.

                                       -2-

BETTER SOLUTIONS INCORPORATED
STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                     2002                 2001
                                                 -----------         -----------

Sales                                            $ 2,796,911         $ 2,707,891

Cost of sales                                      1,781,865           1,638,882
                                                 -----------         -----------
Gross profit                                       1,015,046           1,069,009

Selling, marketing, warehouse
  and administrative expenses                        865,904             879,696
                                                 -----------         -----------
Operating income                                     149,142             189,313

Other income (expense):
     Interest expense                                (74,146)            (61,765)
     Interest income                                     588                 242
     Other income (expense)                            2,517               1,111
                                                 -----------         -----------
                                                     (71,041)            (60,412)
                                                 -----------         -----------
Net income before income tax                          78,101             128,901

Income tax                                               -                36,650
                                                 -----------         -----------

Net income                                       $    78,101         $    92,251
                                                 ===========         ===========

                 See accompanying notes to financial statements.

                                       -3-

BETTER SOLUTIONS INCORPORATED
STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                    Common Stock       Retained
                                  Shares    Amount     Earnings        Total
                                 -------   --------    ---------     ---------
Balance, December 31, 2000        20,000   $    200    $ 168,285     $ 168,485

Dividends                            -          -       (193,741)     (193,741)

Net income - December 31, 2001       -          -         92,251        92,251
                                 -------   --------    ---------     ---------

Balance, December 31, 2001        20,000        200       66,795        66,995

Capital contributions, net           -       15,658          -          15,658

Net income - December 31, 2002       -          -         78,101        78,101
                                 -------   --------    ---------     ---------

Balance, December 31, 2002        20,000   $ 15,858    $ 144,896     $ 160,754
                                 =======   ========    =========     =========

                 See accompanying notes to financial statements.

                                       -4-

BETTER SOLUTIONS INCORPORATED
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                    2002                 2001
                                                 ----------          ----------

Cash flows from operating activities:
    Net income                                   $   78,101          $   92,251
    Adjustments to reconcile net income
     to net cash provided by (used in)
     operating activities:
       Depreciation of property, plant
        and equipment                                11,924               3,619
       (Increase) decrease in:
           Accounts receivable                        8,779               3,466
           Other current assets                       2,361               1,784
       Increase (decrease) in:
           Accounts payable                          34,671              (3,219)
           Accrued liabilities                      (46,790)             79,099
           Income taxes payable                      (6,737)             33,737
                                                 ----------          ----------
Net cash provided by operating activities            82,309             210,737
                                                 ----------          ----------
Cash flows from investing activities:
    Purchases of property, plant and equipment      (38,905)            (19,998)
                                                 ----------          ----------

Cash flows from financing activities:
    Shareholders contributions                       15,658                 -
    Dividends                                           -              (193,741)
    Loan proceeds, related party                     56,104                 -
    Loan repayment, related party                   (56,104)                -
                                                 ----------          ----------
Net cash provided by (used in)
  financing activities                               15,658            (193,741)
                                                 ----------          ----------
Net increase (decrease) in cash and
  cash equivalents                                   59,062              (3,002)
Cash and cash equivalents, beginning of year          5,802               8,804
                                                 ----------          ----------
Cash and cash equivalents, end of year           $   64,864             $ 5,802
                                                 ==========          ==========

Supplementary disclosure of cash activities:
--------------------------------------------
    Cash paid for interest                       $   74,146          $   61,765
                                                 ==========          ==========
    Cash paid for income taxes                   $    6,737          $    2,913
                                                 ==========          ==========

                 See accompanying notes to financial statements.

                                       -5-

BETTER SOLUTIONS INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

Better Solutions Incorporated (the "Company") was incorporated in the state of
Pennsylvania on August 30, 2000 and is primarily involved in staffing medical personnel to hospitals and other healthcare related facilities. The Company places medical professionals, such as nurses, doctors, pharmacists and medical technicians, on either an hourly or permanent consulting basis and charges their clients a fee for this service.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all investments purchased with an original maturity of less than three months to be cash equivalents.

Revenue Recognition and Accounts Receivable

The Company recognizes revenue on service contracts as services are performed.

Property, Plant and Equipment

Property, plant and equipment is carried at cost. Depreciation is computed using the straight-line method over the following estimated lives:

           Software                           3 years
           Computer equipment                 5 years
           Furniture and fixtures             7 years

Advertising

The Company expenses advertising costs as incurred. The Company incurred advertising expenses of approximately $26,184 and $41,482 during the years ended
December 31, 2002 and 2001, respectively. These amounts are included in selling, marketing, warehouse and administrative expenses.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

NOTE 3 - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consists of the following at December 31:

                                         2002            2001
                                   ---------------  ---------------

Computers and equipment            $        48,318  $        13,342
Software                                     3,929              -
Furniture and fixtures                       6,656            6,656
                                   ---------------  ---------------
                                            58,903           19,998
Less: accumulated depreciation             (15,543)          (3,619)
                                   ---------------  ---------------
                                   $        43,360  $        16,379
                                   ===============  ===============

                                       -6-

BETTER SOLUTIONS INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 - PROPERTY, PLANT AND EQUIPMENT, continued

Depreciation expense for the years ended December 31, 2002 and 2001 was approximately $11,924 and $3,619, respectively.

NOTE 4 - LEASE OBLIGATIONS

The Company leases premises, automobiles and operating equipment under operating lease agreements with unrelated parties. Future minimum rental commitments under these noncancellable operating leases are as follows:

                For the Year Ending December 31,
             -------------------------------------

                             2003                         $ 161,672
                             2004                            61,547
                             2005                             7,584
                             2006                               -
                             2007                               -
                                                                -
                Total minimum rental commitment           $ 230,803
                                                          =========

Rental expense of approximately $91,060 and $61,877 was incurred in connection with these leases in 2002 and 2001, respectively.

NOTE 5 - ACCOUNTS RECEIVABLE

Accounts receivable comprise the following at December 31, 2002, and December
31, 2001:

                                                  2002            2001
                                                ---------       ---------

         Receivables assigned to factor         $ 289,304       $ 200,286
         Advances to (from) factor               (276,816)       (179,368)
                                                 --------       ---------
         Amounts due from factor                   12,488          20,918
         Unfactored accounts receivable           145,469         145,818
                                                ---------       ---------
                                                $ 157,957       $ 166,736
                                                =========       =========

Pursuant to a factoring agreement, AmeriSource Funding, Inc. acts as the
Company's factor for the majority of its receivables, which are sold with recourse on a pre-approved basis. Fees for accounts receivables purchased by
AmeriSource Funding, Inc. includes a flat rate of 3.5% for the first 35 days an account is outstanding. An additional fee of 0.12% per day begins on the 36th day the account is outstanding. At December 31, 2002 and 2001, the factoring charge amounted to $69,814 and $58,959, respectively. The Company's obligations to AmeriSource Funding, Inc. are collateralized by substantially all of the
Company's assets and are guaranteed by the shareholders.

                                      -7-

BETTER SOLUTIONS INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 -  INCOME TAXES

On January 1, 2002 the Company, with the consent of its shareholders, elected under the Internal Revenue Code to be an S Corporation. In lieu of corporation income taxes, the stockholders of an S Corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal or state income taxes has been included in the accompanying financial statements.

For the year ended December 31, 2001 the Company incurred income taxes of
$36,650. This amount included approximately $27,000 of built in gains tax which will be paid with the Company's 2002 income tax return.

NOTE 7 - SALES CONCENTRATION

In 2002, one customer accounted for 10.8% of sales. In 2001, two customers accounted for 22.7% of sales.

NOTE 8 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial instruments are accounts receivable and accounts payable. The approximate fair value of the accounts payable is based on its short-term nature.

NOTE 9 - SUBSEQUENT EVENTS

On December 27, 2002 the Company entered into an agreement with World Health
Alternatives, Inc. ("WHAI") and its shareholders to acquire all of the issued and outstanding shares of capital stock of the Company in exchange for approximately 90% of WHAI's capital stock. For accounting purposes, the public shell merger will be treated as a recapitalization of the Company.

On January 8, 2003, the Company entered into a promissory note agreement with
PNC Bank providing for a $250,000 revolving line of credit. Under the terms of the agreement, the Company is required to pay a 6.25% per annum interest rate on any unpaid principal balance. The note is secured by the personal property of the shareholders.

                                      -8-

Pro Forma financial information.

On December 27, 2002, World Health Alternatives, Inc. ("WHAI" or the
"Registrant"), executed an agreement with Better Solutions, Inc. ("BSI") and its shareholders, to acquire all of the issued and outstanding shares of common stock of BSI in exchange for 33,000,000 shares of WHAI's common stock. As a result of the common stock exchange, the two shareholders of BSI will acquire approximately 87% of the outstanding voting control stock of WHAI upon closing.

The following Pro Forma Combined Balance Sheet of the Registrant have been prepared by management of the Registrant based upon the balance sheets of BSI for the year ended December 31, 2002. The pro forma combined balance sheet as of
December 31, 2002 gives effect to the proposed share exchange as if it had occurred as of December 31, 2002.

The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma combined financial statements do not purport to represent what the combined companies'
financial position or results of operations would actually have been had the proposed share exchange occurred on such date or as of the beginning of the period indicated, or to project the combined companies' financial position or results of operations for any future period.

                                                       WHAI
                                       Historical   Acquisition
                                          BSI       Adjustments    Pro Forma
                                           $            $              $
                                          (3)          (4)
ASSETS
   Current assets:
       Cash and cash equivalents          64,864           97 (1)      64,961
       Accounts receivable               157,957                      157,957
       Other current assets                  515        1,030 (1)       1,545

   Property, plant and equipment, net     43,360                       43,360
                                       ---------    -----------   -----------
       Total assets                      266,696        1,127 (2)     267,823
                                       =========    ===========   ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
   Current liabilities:
       Accounts payable                   38,720        6,696 (1)     45,416
       Accrued liabilities                40,222                      40,222
       Income taxes payable               27,000                      27,000
   Shareholders' equity:
       Common stock,  no par value
         per share; 1,000,000 shares
         authorized, 20,000 shares
         issued and outstanding           15,858      (12,159)(1),(2)   3,699
       Additional paid in capital                       6,590 (1)       6,590
       Retained earnings                 144,896          -           144,896
                                       ---------    -----------   -----------
       Total liabilities and
        shareholder's equity             266,696        1,127 (2)    267,823
                                       =========    ===========   ===========

Note (1)   The adjustment to record the assets and liabilities acquired by BSI, the accounting acquirer
Note (2)   The Company issued 33,000,000 shares to the shareholders of BSI in exchange for 100% of their common stock
Note (3)   These numbers were obtained from the December 31, 2002 audited financial statements of Better Solutions, Inc.  ("BSI")
Note (4)   These numbers were obtained from the November 30, 2002 10-QSB filed by World Health Alternatives, Inc. ("WHAI")

--------------------------------------------------------------------------------
Exhibits
Agreement and Plan of Share Exchange

Item 8. Change In Fiscal Year
Not Applicable.

Item 9. Regulation FD Disclosure
Not Applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD HEALTH ALTERNATIVES, INC.
February 26, 2003

/s/ Richard E. McDonald
President, Principal Financial Officer, Principal Accounting Officer, Chairman
of the Board of Directors

/s/ Marc D. Roup
Chief Executive Officer and Director

EXHIBITS
Exhibit No.     Description of Exhibits
3.3             Agreement and Plan of Share Exchange between us and Better
                Solutions, Inc.,*
* previously filed in our Form 8K dated January 6, 2003.